SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


            Date of Report                             June 26, 1998
  (date of earliest event reported)                   (June 17, 1998)


                       FIRST WASHINGTON REALTY TRUST, INC.

             (Exact name of registrant as specified in its Charter)

      State of Maryland                 0-25230                 52-1879972
(State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporated)                  File No.)          Identification No.)


      4350 East-West Highway, Suite 400
               Bethesda, Maryland                               20814
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (301) 907-7800


                                    No change

             (Former name or address, if changed since last report)

ITEM 5.           Other Events
                                  Risk Factors

         All capitalized terms used herein but not defined shall have the meanings assigned to them in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

Environmental Matters

         General. Under various federal, state and local laws, ordinances and regulations, an owner or operator of real estate may be required to investigate and clean up hazardous or toxic substances or petroleum product releases at such property and may be held liable to a governmental entity or to third parties for property damage and for investigation and clean-up costs incurred by such parties in connection with contamination. The cost of investigation, remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to properly remediate such substances, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. In connection with the ownership (direct or indirect), operation, management and development of real properties, the Company, the Operating Partnership or the Management Company, as the case may be, may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, potentially liable for removal or remediation costs, as well as certain other related costs, including governmental fines and injuries to persons and property. All of the Properties have been subject to a Phase I or similar environmental audit (which involves general inspections without soil sampling or groundwater analysis) completed by independent environmental consultants. These environmental audits revealed the following additional potential environmental liabilities:

         Parkville Shopping Center. Petroleum has been detected in the soil below Parkville Shopping Center arising from a release from gasoline underground storage tanks formerly located at the site. Testing conducted at the site indicates that the contamination is limited and is unlikely to have any effect on human health. In addition, the previous owner of Parkville Shopping Center has provided an indemnification for all costs and expenses to obtain closure from the responsible regulatory authority.

         The Village Shopping Center. Petroleum and a dry cleaning solvent have been detected in the soil and groundwater below The Village Shopping Center. Testing done at the site indicates that the contamination is limited and is unlikely to have any effect on human health. In addition, the previous owner of the property has provided an indemnification for all costs and expenses to obtain closure from the responsible regulatory authority.

         Management of the Company believes that environmental studies have not revealed significant environmental liabilities that would have a material adverse effect on the Company's business, results of operations and liquidity; however, no assurances can be given that existing environmental studies with respect to any of Properties reveal all environmental liabilities, that any prior owner of a Property did not create any material environmental condition not known to the Company, or that a material environmental condition does not otherwise exist (or may exist in the future) as to any one or more Properties. If such a material environmental condition does in fact exist (or exists in the future), it could have a significant adverse impact upon the Company's financial condition, results of operations and liquidity.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  Explanatory Note:

                  Pursuant to Item 7 (a)(4) of Form 8-K, this Form 8-K/A amends the Company's Form 8-K filed on June 17, 1998 to include the historical financial statements and proforma financial information required by Item 7(a) and (b) with respect to a substantial majority of the properties acquired by the Company since January 1, 1998 referred to in such Form 8-K.

         (a)      Financial Statements Applicable to Real Estate Properties
                  Acquired.

                  Acquired Properties

                  o        Report of Independent Accountants

                  o Combined Statements of Revenues and Certain Expenses for the year ended December 31, 1997.

                  o        Notes to Combined Statements of Revenues and Certain
                           Expenses

         (b)      Pro Forma Financial Information.

                  Pro Forma (unaudited):

                  o Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 and the three months ended March 31, 1998.

                  o Notes and Management's Assumptions to the Pro Forma Consolidated Financial Statements

         (c)      Exhibits

                  23.1     Consent of independent accountants

SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST WASHINGTON REALTY TRUST, INC.
                                          (Registrant)



                                           By:      /s/ James G. Blumenthal
                                                    James G. Blumenthal
                                                    Executive Vice President
                                                    Chief Financial Officer




Date:    June 25, 1998

                          INDEX TO FINANCIAL STATEMENTS






Acquired Properties:                                                       Page


o        Report of Independent Accountants..................................F-2


o        Combined Statements of Revenues and Certain Expenses for the year ended
         December 31, 1997..................................................F-3


o        Notes to Combined Statements of Revenues and Certain Expenses......F-4


First Washington Realty Trust, Inc. and Subsidiaries

Pro Forma (unaudited):


o        Pro Forma Consolidated Statements of Operations for the year ended
         December 31, 1997 and the three months ended March 31, 1998........F-6


o        Notes and Management's Assumptions to the Pro Forma
         Consolidated Financial Statements..................................F-8


o        Consent of Independent Accountants..................... ...........F-10

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of First Washington Realty Trust, Inc.

We have audited the combined statement of revenues and certain expenses of the Acquired Properties (as defined in footnote 1 of this statement) for the year ended December 31, 1997. This financial statement is the responsibility of the Acquired Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of First Washington Realty Trust, Inc., and is not intended to be a complete presentation of the Acquired Properties' revenues and expenses and may not be comparable to results from future operations of the Acquired Properties.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses as described in Note 1 of the Acquired Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.





Washington, D.C.
June 25, 1998

                               Acquired Properties
              Combined Statements of Revenues and Certain Expenses

                             (dollars in thousands)



                                                          Year Ended
                                                       December 31, 1997


           Minimum Base Rents                               $2,694
           Tenant Reimbursement Income                         630
           Percentage Rents                                    202
           Other Income                                          5

             Total Revenues                                  3,531

           Real Estate Tax Expense                             293
           Recoverable Operating Expenses                      368

             Total Certain Expenses                            661

             Revenues in Excess of Certain Expenses         $2,870
                                                            ======



          The accompanying notes are an integral part of the statements of revenues and certain expenses.

                         NOTES TO COMBINED STATEMENTS OF
                          REVENUES AND CERTAIN EXPENSES

                             (dollars in thousands)

1.       Basis of Presentation

         The combined statements of revenues and certain expenses (the "Statement") relate to the operations of the two shopping center properties ( the "Acquired Properties") which have been acquired by First Washington Realty Limited Partnership (the "Company"), whose general partner is First Washington Realty Trust, Inc. The accompanying combined statement include certain accounts of the following properties:

                                                 Percent
                      Location of        GLA     Leased  Significant Tenants
         Name         Property         Area (sf) 3/31/98 Lease Expiration Date

         Bowie Plaza  Bowie, MD         104,036   98.3%  Giant(2002),CVS(1998)
         Watkins Park
          Plaza       Mitchellville, MD 112,143   98.7%  Safeway(2007),CVS(2001)
                                        -------   -----

                  Total/Average         216,179   98.5%
                                       ========  ======

         Revenues  and  expenses  are  recorded   using  the  accrual  basis  of
         accounting.

         The accompanying combined statement is not representative of the actual operations for the year presented as certain expenses which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Acquired Properties have been excluded. The Company is not aware of any material factors relating to the Acquired Properties that would cause the reported financial information not to be necessarily indicative of future operating results. Expenses excluded consist of interest, depreciation and amortization, leasing commission and management fees which in the opinion of management, are not directly related to the future operations of the properties.

         The unaudited interim combined statements of revenues and certain expenses of the Acquired Properties are prepared pursuant to the
         Securities and Exchange Commission's rules and regulations and generally accepted accounting principles applicable to interim financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring adjustments, necessary for fair presentation of the combined statements of revenues and certain expenses for the interim period have been included. The current period's results of operations are not necessarily indicative of results which ultimately may be achieved for the year.

         Operating Leases

         In addition to the minimum rent, certain tenant leases provide for the reimbursement of certain operating expenses and/or percentage rent in the amount of a percentage of annual gross sales in excess of a specified base sales amount.

         Minimum rents presented for the year ended December 31, 1997 contain straight-line adjustments for rental revenue increases or abatements in accordance with generally accepted accounting principles. The aggregate rental revenue increases resulting from the straight-line adjustments for the year ended December 31, 1997 were $36.

         The following tenant accounted for 10% or more of the total rents for 1997:

                  Safeway. . . .  . . . . . .              $ 359

         The properties are leased to tenants under operating leases with expiration dates extending to the year 2014. Minimum future base rentals under noncancelable operating leases as of December 31, 1997 are approximately as follows:

                  1998 . . . . . .  . . . . . . . . .     $2,714
                  1999 . . . . . . . . . . . . . . . .     2,355
                  2000 . . . . . . . . . . . . . . . .     2,198
                  2001 . . . . . . . . . . . . . . . .     1,749
                  2002  . . . . . . . . . .. . . . . .     1,331
                  2003 and thereafter  . . .. .            4,921
                                                           -----
                                                         $15,268

              FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (dollars in thousands, except per share amounts)

                                  For three months ended March 31, 1998

                                              Acquired
                                  Historical Properties  Adjustments  Pro Forma
                                                (A)                  (unaudited)

Revenue:
     Minimum rents                   $12,928       $347    $            $13,275
     Tenant reimbursements             3,088         76       -           3,164
     Percentage rents                    396         31       -             427
     Other income                        228         (2)      -             226
                                     -------   ---------- --------    ---------

         Total revenues               16,640        452       -          17,092
                                      ------     -------- --------      -------

Expenses:
     Property operating
      and maintenance                  4,143         82       11 (C)      4,236
     General and administrative          837         -        -             837
     Interest                          4,851                 165 (D)      5,016
     Depreciation and
      amortization                     3,265         -        93 (E)      3,358
                                      ------    ---------  --------    --------

         Total expenses               13,096         82      269         13,447
                                      ------    --------    -------     -------

Income  before  gain on sale
 of  properties,  income  from
 Management  Company,extraordinary
 item, minority interest and
 distribution to Preferred
 Stockholders                          3,544        370     (269)         3,645

Gain on sale of properties             1,683         -        -           1,683

Income from Management Company           280         -        -             280
                                      ------    --------  ---------     -------

Income before extraordinary item,
 minority interest and distributions
 to Preferred Stockholders            5,507         370     (269)         5,608

Extraordinary item - loss on early
 extinguishment of debt                (358)         -        -            (358)
                                    --------  ---------- ---------    ---------

Income before minority interest and
 distributions to Preferred
 Stockholders                         5,149         370     (269)         5,250

Income allocated to minority interest(1,065)         -        46 (F)     (1,019)
                                    -------  ----------   -------      --------

Income before distributions to
 Preferred Stockholders               4,084         370     (223)         4,231

Distributions to Preferred
 Stockholders                        (1,410)         -        -          (1,410)
                                    -------  ---------- -----------    --------

Income allocated to Common
 Stockholders                        $2,674        $370    ($223)        $2,821
                                  =========     =======  ========      ========

Earnings per Common Share - Basic
 Income before extraordinary item     $0.41                               $0.43
 Extraordinary item                   (0.05)                              (0.05)
                                 -----------                        -----------
 Net income                           $0.36                               $0.38
                                  ==========                         ==========

Earnings per Common Share - Diluted
 Income before extraordinary item     $0.41                               $0.43
 Extraordinary item                   (0.05)                              (0.05)
                                  ----------                         ----------
 Net income                           $0.36                               $0.38
                                   =========                         ==========
Shares of Common Stock,
 in thousands - Basic                 7,380                               7,380
Dilutive effect of employee
 stock option                           101                                 101
                                 ----------                         -----------
Shares of Common Stock,
 in thousands - Diluted               7,481                               7,481
                                  =========                          ==========

The accompanying notes and management assumptions are an integral part of these consolidated pro forma financial statements.

              FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (dollars in thousands, except per share amounts)

                                    Year Ending December 31, 1997

                                               Acquired   Other
                                    Historical Properties Adjustments Pro Forma
                                                  (B)                (unaudited)

Revenues:
     Minimum rents                     $43,857    $2,694   $   -        $46,551
     Tenant reimbursements               9,506       630       -         10,136
     Percentage rents                    1,060       202       -          1,262
     Other income                        1,211         5       -          1,216
                                         -----    ------   ------      --------
          Total revenues                55,634     3,531       -         59,165
                                        ------   -------   ------       -------

Expenses:
     Property operating and
      maintenance                       13,522       661     87 (C)      14,270
     General and administrative          3,363        -       -           3,363
     Interest                           18,416        -   1,239 (D)      19,655
     Depreciation and amortization      11,172        -     686 (E)      11,858
                                        ------   ------- ------        --------
          Total expenses                46,473       661  2,012          49,146
                                        ------  -------- ------        --------

Income  before  gain on sale of
 properties,  income  from
 Management  Company, extraordinary
 item, minority interest and
 distributions to Preferred
 Stockholders                            9,161     2,870 (2,012)         10,019

Gain on sale of properties                 549        -      -              549

Income from Management Company             433        -      -              433
                                        ------   -------  ------       --------

Income before extraordinary item,
 minority interest and distributions
 to Preferred Stockholders              10,143    2,870  (2,012)         11,001

Extraordinary item - Loss on
 early extinguishment of debt             (954)      -       -             (954)
                                      --------- ------- --------       --------

Income before minority interest
 and distributions
 to Preferred Stockholders               9,189    2,870  (2,012)         10,047

Income allocated to minority interest   (1,579)      -     (178) (F)     (1,757)
                                     ---------  -------- -------       --------

Income before distributions to
 Preferred Stockholders                  7,610    2,870  (2,190)          8,290

Distributions to Preferred
 Stockholders                           (5,641)      -       -           (5,641)
                                     --------- --------  -------       --------

Income allocated to Common
 Stockholders                           $1,969   $2,870 ($2,190)         $2,649
                                       =======  ======= ========        =======

Earnings per Common Share - Basic
 Income before extraordinary item        $0.52                            $0.64
 Extraordinary item                      (0.17)                           (0.17)
                                        ------                         --------
   Net income                            $0.35                            $0.47
                                        ======                           ======

Earnings per Common Share - Diluted
 Income before extraordinary item        $0.51                            $0.63
 Extraordinary item                      (0.17)                           (0.17)
                                       -------                         --------
   Net income                            $0.34                            $0.46
                                        ======                           ======

Shares of Common Stock,
 in thousands - Basic                    5,663                            5,663

Dilutive effect of employee
 stock options                              67                               67
                                       -------                         --------
Shares of Common Stock,
 in thousands - Diluted                  5,730                            5,730
                                         =====                           ======

    The accompanying notes and management assumptions are an integral part of these consolidated pro forma financial statements.

              FIRST WASHINGTON REALTY TRUST, INC. AND SUBSIDIARIES
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                             (dollars in thousands)
                                   (unaudited)


1.   Basis of Presentation:

         The  accompanying  unaudited  Pro  Forma  Consolidated   Statements  of
         Operations are presented as if:

              (i) For the year ending December 31, 1997, a substantial  majority of properties acquired in 1998, i.e., Bowie Plaza and Watkins Park Plaza (together the "Acquired Properties") had been consummated as of January 1, 1997;

              (ii)For the three months  ending  March 31,  1998,  a  substantial majority of the properties acquired in 1998, i.e., Bowie Plaza and Watkins Park Plaza (together the "Acquired Properties") had been consumated as of January 1, 1998.

         These pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of the Acquired Properties have been made.

         The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition of the Acquired Properties had been completed as of January 1, 1997, nor are they indicative of the results of operations for future periods.

2        Adjustments to Pro Forma Consolidated Statement of Operations:

         (A) Reflects operations of the Acquired Properties prior to their acquisition by the company for the three months ended March 31, 1998.

         (B)      Reflects the historical 1997 operations of the Acquired
                  Properties.

         (C) Reflects the net increase in property operating maintenance costs relating to management fees to be incurred.

         (D) Reflects the increase in interest expense relating to the Mortgage Notes and line of credit draws used to finance the acquisition of the Acquired Properties.

         (E)      Reflects the increase in depreciation and amortization.

                  Depreciation is calculated using the straight-line method over
                  31.5 years. It is assumed that 80% of the acquisition cost basis is allocated to the building.

         (F) Reflects limited partner's interest in the Operating Partnership as follows:

                                                      Three Months
                                                          Ended     Year Ended
                                                     March 31, 1998 Dec 31, 1997

                  Pro forma income before
                  distributions and minority interest       $5,250     $10,047
                                                            ======     =======
                  Less: Distributions to Preferred
                    Stockholders                            $1,410      $5,641
                  Less: Distributions to Preferred
                    Unitholders                                262       1,046
                                                          --------   ---------

                  Income available to Common Shareholders   $3,578      $3,360
                                                            ======      ======

                  Income allocated to common
                    minority interest (21.2%)                $757         $711
                                                          =======      =======

                  Total income allocated to
                    minority interest                      $1,019       $1,757
                                                           ======       ======


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of First Washington Realty Trust, Inc. and Subsidiaries on Form S-3 (File No. 333-24017) of our report dated June 25, 1998, on our audit of the combined Statement of Revenues and Certain Expenses for the Acquired Properties (as defined in footnote No. 1 of that statement) for the year ended December 31, 1997, which report is included in this Form 8-K/A.



                                         COOPERS & LYBRAND L.L.P.


Washington, D.C.
June 26, 1998